[Logo of American Express]
                                                  AMERICAN EXPRESS
                                                  World Financial Center
                                                  New York, NY 10285
April 12, 1999




Mr. Harvey Golub
Chairman & CEO
American Express Company
World Financial Center
200 Vesey Street
New York, NY  10285-5105

Dear Harvey:

As you well know, the progress American Express has made during your tenure has been remarkable. We are all delighted with what you and your management team have accomplished over the years and your development of an outstanding successor and senior management team. We are also aware of the passage of time and the necessity to plan for your own retirement and eventual succession. Accordingly, the Board has discussed how to: (1) recognize your consistent superb leadership and outstanding business results over the years, (2) ensure your continued contribution to American Express in the last years of your career with the company and (3) prepare for your succession. To reflect those objectives, on March 22nd we approved a special stock option award of 750,000 shares for you as set forth in Exhibit A.

It is premature to make a succession decision at this time, but we might want to do so later this year, in preparation for a formal transition at the April, 2001 Annual Meeting. Our intent is to have you make any needed announcements leaving sufficient time to plan and carry out that transition smoothly and effectively. At the appropriate time, as you relinquish your position of CEO, the Board may ask you to remain as Chairman and an employee, in which event your compensation package would be as described in Exhibit B. Should you not remain as Chairman at that time, we would provide compensation comparable in value to what is shown in Exhibit B, but different in form, to reflect the fact of your non-employee status.

The specific terms of the special stock option award are specified in Exhibit A and will be in our customary form, reflecting the modifications to that form as expressed in Exhibit A, and will be prepared promptly after you receive this letter. For completeness, there are a number of conceivable circumstances in which you might leave before April, 2001; these alternatives and the actions we would take are delineated in the notes on page 2 of Exhibit A.

April 12, 1999
Page 2

In addition, Exhibit C describes the vesting of long-term awards under certain of the circumstances described in the notes on page 2 of Exhibit A. The terms and provisions of Exhibits A, B and C are incorporated in full as part of this letter agreement.

The Board would like to review with you the steps you will take to prepare the Company, its employees and executives, the public and the financial community for the transition. We would also like to hear your thoughts about how you would operate as CEO during the next two years to prepare your successor and potentially as Chairman after that. Clearly, your and Ken's continuing close relationship, and good planning by you and the Board will be essential to accomplishing our mutual goals -- a smooth transition and continued outstanding business performance.

Again, Harvey, on behalf of the Board, thank you for the distinguished job you have done to reshape the Company and position it for future growth. We are confident you and Ken will continue to increase the value of American Express for our customers and shareholders. We will miss you, but you will leave the Company in far better shape than when you took the job.


Sincerely,


/s/ Frank P. Popoff
Frank P. Popoff
Chairman
Compensation and Benefits Committee

FPP/xw



Agreed and accepted:

By /s/ Harvey Golub
_________________________
       Harvey Golub


Attachments

cc:  Ursula F. Fairbairn

                                                                    4/12/99
                                                                  Exhibit A
                                                                Page 1 of 2



                 PROVISIONS FOR 3/22/99 HARVEY GOLUB AWARD
        (as approved 3/22/99 by Compensation and Benefits Committee in accordance with and subject to 1998 Incentive Compensation Plan)


APPROVED 3/22/99 SPECIAL NONQUALIFIED STOCK OPTION AWARD (NQSO) (note: all provisions are subject to final award agreement)

o    Shares: 750,000

o    Option term: 10 years from grant date

o    Exercise price: fair market value at 3/22/99 grant date

o    Vesting (shares become exercisable): 4 ways that vesting may occur

     (1) AXP stock price must be at least 50% above exercise price for 10 consecutive trading days during the option term, and continuous employment for at least 6 years after grant date; or

     (2)  9 years continuous employment after grant date; or

     (3)  employment termination on or after April 30, 2001; or

     (4) prior to April 30, 2001, death, disability or other employment termination except for a voluntary resignation, voluntary retirement, substantial violation of company policies or procedures, or material dishonesty.

o Detrimental conduct provisions including competitor company list, as in effect immediately prior to termination, continue to apply thereafter in accordance with the Consent to the Application of Forfeiture and Detrimental Conduct Provisions to Long Term Incentive Plan Awards dated December 4, 1998, except that the Noncompete provisions apply for 6 years after grant date based only on Business-Unit-Wide Competitor list. (For 1 year after termination the restrictions based on the Standard Competitor list for Planning and Policy Committee members will apply.) If during these time periods Harvey Golub considers that a particular relationship with a defined Competitor would be appropriate from the shareholders' perspective, the Board would consider that request individually.

o As allowed by the 1998 Incentive Compensation Plan this special NQSO will be transferable to immediate family members, or trusts or partnerships for their benefit, all in accordance with applicable transfer forms or documents established by the Company. If the special NQSO is transferred, it is further restricted in that it may not be exercised prior to three years after vesting.

                                                                    4/12/99
                                                                  Exhibit A
                                                                Page 2 of 2

o Other provisions: except for the replacement of the applicable vesting, retirement and certain detrimental conduct provisions with those described in this Exhibit A, and the addition of the transferability feature, provisions in the standard NQSO agreement for 2/99 annual awards apply (e.g., covering change in control, reload option eligibility requirements, death, disability, remaining detrimental conduct provisions).

o Notes: As CEO, participation in salary, annual incentive award, NQSO and PG programs are unaffected for 2/00 and 2/01 compensation decisions. If Harvey Golub's employment terminates prior to April 30, 2001 for any reason other than voluntary resignation, voluntary retirement, death, disability, substantial violation of company policies or procedures, or material dishonesty, the special NQSO shall be fully vested and shall continue to be exercisable for the remainder of its 10-year term and he will also be eligible for the same severance accorded to a Planning and Policy Committee member under the American Express Senior Executive Severance Plan as then in effect but in no event shall such severance be less than that which would be due under such plan as in effect on the date of this letter. If his employment terminates prior to April 30, 2001 as a result of his voluntary resignation, voluntary retirement, substantial violation of Company policies or procedures, or material dishonesty, the special NQSO shall lapse. If his employment terminates prior to April 30, 2001, as a result of his death or disability, the special NQSO shall be fully vested and shall be treated as an outstanding option under the 1998 Incentive Compensation Plan, or its successor plan. (If this special NQSO vests in accordance with provisions 1, 2 or 3 on Exhibit A, he would not be eligible to receive severance under the American Express Senior Executive Severance Plan regardless of the reason for his employment termination.)

                                                                       4/12/99
                                                                     Exhibit B

                      DETAILS ON CHAIRMAN COMPENSATION




               -----------------------------------------------------------------
                    Compensation as Chairman (Employee status) if CEO thru
                    April 30, 2001.
               -----------------------------------------------------------------

o    Salary:   $1.0 Mil. per annum.

o    Bonus:    N/A

o    NQSO:     150,000 shares -- Grant to be made in February or April
               2001 (Vesting: in 3 equal installments after 2, 3, 4 years;
               or at employment termination if retire after age 62).
               Subject to the preceding sentence, the terms and provisions of such grant shall be no less favorable to Harvey Golub than the terms and provisions of the standard form of option grant then being made to participants under the 1998
               Incentive Compensation Plan, or successor plan.

o    PG:       N/A

               -----------------------------------------------------------------
               If Harvey Golub retires as CEO in April 2001 and does not
               remain as Chairman, Company agrees to deliver compensation comparable to the foregoing as determined by the Company.
               For this purpose "comparable" shall mean the economic
               equivalent of one year's salary and the 150,000 share NQSO.
               -----------------------------------------------------------------

o    Perquisites:

     - While serving as Chairman in employee status, continued access to company services such as car and driver, aircraft, and perquisites allowance.

     - Office space appropriately equipped and furnished, normal office operating expenses and secretarial support for lifetime; secretary selected in consultation with Harvey Golub and to continue as company employee, administered as other employees at current level.

     - After retirement, when on company business as requested by the company from time to time, reimbursed for expenses and per diem as agreed to by the company.


                                                               4/12/99
                                                             Exhibit C
                                                           Page 1 of 4


               H. GOLUB: LONG-TERM INCENTIVE AWARDS VESTING UNDER
              SEVERAL HYPOTHETICAL EMPLOYMENT TERMINATION SCENARIOS
         (subject to required approvals, governing plans and documents)
            (assumes continuous employment through termination date)

STOCK OPTION AWARDS

                                             Vesting Schedule        Scenario 1: Voluntary
                                              Based on Time,         Employment Termination
                                               Ignoring Age        on 4/30/01, at Age 62 (a)
                                          ----------------------- ---------------------------

 Grant Date                     # Shares                           # Shares       # Shares
  (mo./yr.)    Option Price      Granted    Date      # Shares       Vested      Forfeited
 ----------    ------------    ---------   -----      --------      -------      ---------
    2/95          $34.000        200,000    2/96        66,666       66,666          0
                                            2/97        66,667       66,667          0
                                            2/98        66,667       66,667          0

    2/96          $46.250        200,000    2/97        66,666       66,666          0
                                            2/98        66,667       66,667          0
                                            2/99        66,667       66,667          0

    2/97          $66.438        200,000    2/98        66,666       66,666          0
                                            2/99        66,667       66,667          0
                                            2/00        66,667       66,667          0

    2/98          $87.906        180,000    2/99        60,000       60,000          0
                                            2/00        60,000       60,000          0
                                            2/01        60,000       60,000          0

    2/99         $105.875        180,000    2/01        60,000       60,000          0
                                            2/02        60,000       60,000          0
                                            2/03        60,000       60,000          0

    3/99         $115.000        750,000    3/05(b)    750,000      750,000(c)       0
           (as illustration)                or 3/08

    2/00(d)      $124.775        180,000    2/02        60,000E      60,000E         0
           (as illustration)                2/03        60,000E      60,000E         0
                                            2/04        60,000E      60,000E         0

    2/01(d)      $135.381        180,000    2/03        60,000E      60,000E         0
           (as illustration)                2/04        60,000E      60,000E         0
                                            2/05        60,000E      60,000E         0

    4/01         $135.381        150,000    4/03        50,000       50,000          0
(Annual    (as illustration)                4/04        50,000       50,000          0
Meeting)                                    4/05        50,000       50,000          0

                  Totals:      2,220,000      NA     2,220,000E   2,220,000E         0
                  =======     =========== ========== ============ ============= =============

                                              Scenario 2: Employment
                                               Termination Between        Scenario 3: Employment
                                               5/1/01 and 4/30/02,       Termination on 5/1/02 or
                                               at Age 62 to 63 (a)     Later, at Age 63 or Later (a)
                                           --------------------------- ----------------------------

Grant Date                      # Shares    # Shares       # Shares     # Shares        # Shares
  (mo./yr.)    Option Price      Granted      Vested      Forfeited       Vested       Forfeited
-----------    ------------    ---------    --------      ----------    --------       ----------
    2/95          $34.000        200,000      66,666          0           66,666           0
                                              66,667          0           66,667           0
                                              66,667          0           66,667           0

    2/96          $46.250        200,000      66,666          0           66,666           0
                                              66,667          0           66,667           0
                                              66,667          0           66,667           0

    2/97          $66.438        200,000      66,666          0           66,666           0
                                              66,667          0           66,667           0
                                              66,667          0           66,667           0

    2/98          $87.906        180,000      60,000          0           60,000           0
                                              60,000          0           60,000           0
                                              60,000          0           60,000           0

    2/99         $105.875        180,000      60,000          0           60,000           0
                                              60,000          0           60,000           0
                                              60,000          0           60,000           0

    3/99         $115.000        750,000     750,000(c)       0          750,000(c)        0
            (as illustration)


    2/00(d)      $124.775        180,000      60,000E         0           60,000E          0
            (as illustration)                 60,000E         0           60,000E          0
                                              60,000E         0           60,000E          0

    2/01(d)      $135.381        180,000      60,000E         0           60,000E          0
            (as illustration)                 60,000E         0           60,000E          0
                                              60,000E         0           60,000E          0

    4/01         $135.381        150,000      50,000          0           50,000           0
  (Annual   (as illustration)                 50,000          0           50,000           0
  Meeting)                                    50,000          0           50,000           0

                  Totals:      2,220,000   2,220,000E         0        2,220,000E          0
                 ========     ===========  ============= ============= ============== =============


(a) Reflects retirement provisions for employment termination at age 62 or later with 10 or more years of service, and no Detrimental Conduct (which, in the case of the 3/99 Special NQSO is subject to the letter dated April 12, 1999 to which this Exhibit C is attached).
(b) Assumes AXP stock price has been at least 50% above exercise price for 10 consecutive trading days during the option term.
(c) Assumes active employment through 4/16/01 (age 62).
(d) Reflects possible future grants, but no decisions have been made concerning succession, future compensation or related matters.

                                                              4/12/99
                                                             Exhibit C
                                                           Page 2 of 4

             H. GOLUB: LONG-TERM INCENTIVE AWARDS VESTING UNDER
           SEVERAL HYPOTHETICAL EMPLOYMENT TERMINATION SCENARIOS
       (subject to required approvals, governing plans and documents)
          (assumes continuous employment through termination date)

STOCK OPTION AWARDS


                                                        Vesting Schedule             Scenario 4: Voluntary
                                                         Based on Time,             Employment Termination
                                                          Ignoring Age              on 4/30/99, at Age 60 (a)
                                                   --------------------------     ----------------------------
   Grant Date                           # Shares                                    # Shares          # Shares
   (mo./yr.)        Option Price         Granted      Date          # Shares          Vested         Forfeited
   ----------       ------------         -------      ----           --------         ------         ---------
      2/95            $34.000            200,000      2/96            66,666          66,666             0
                                                      2/97            66,667          66,667             0
                                                      2/98            66,667          66,667             0

      2/96            $46.250            200,000      2/97            66,666          66,666             0
                                                      2/98            66,667          66,667             0
                                                      2/99            66,667          66,667             0

      2/97            $66.438            200,000      2/98            66,666          66,666             0
                                                      2/99            66,667          66,667             0
                                                      2/00            66,667          33,333          33,334

      2/98            $87.906            180,000      2/99            60,000          60,000             0
                                                      2/00            60,000          30,000          30,000
                                                      2/01            60,000          30,000          30,000

      2/99           $105.875            180,000      2/01            60,000          30,000          30,000
                                                      2/02            60,000          30,000          30,000
                                                      2/03            60,000          30,000          30,000

     3/99            $115.000            750,000      3/05(d)        750,000             0           750,000(e)
                  (as illustration)                  or 3/08

                      Totals:          1,710,000        NA         1,710,000         776,666         933,334
                      =======          =========    ========       =========         =======         =======





                                                          Scenario 5: Employment
                                                        Termination with Severance
                                                       Beginning After 4/30/99 and
                                                         Prior to 4/30/01 (b)(c)
                                                    ----------------------------------
      Grant Date                        # Shares       # Shares           # Shares
      (mo./yr.)     Option Price         Granted         Vested          Forfeited
      ---------     ------------         -------        --------         ---------
      2/95            $34.000            200,000         66,666             0
                                                         66,667             0
                                                         66,667             0

      2/96            $46.250            200,000         66,666             0
                                                         66,667             0
                                                         66,667             0

      2/97            $66.438            200,000         66,666             0
                                                         66,667             0
                                                         66,667             0

      2/98            $87.906            180,000         60,000             0
                                                         60,000             0
                                                         60,000             0

      2/99           $105.875            180,000         60,000             0
                                                         60,000             0
                                                         60,000             0

      3/99           $115.000            750,000        750,000             0
                  (as illustration)

                      Totals:          1,710,000      1,710,000             0
                      =======          =========      =========         =======


(a) Reflects retirement provisions for employment termination at age 60 or later with 10 or more years of service, and no Detrimental Conduct.

(b) Reflects retirement provisions for employment termination at age 62 or later with 10 or more years of service, and no Detrimental Conduct (which in the case of the 3/99 Special NQSO is subject to the letter dated April 12, 1999 to which this Exhibit C is attached); reflects arrangements under the Senior Executive Severance Policy and Plan (which, in the case of the 3/99 Special NQSO, is modified as provided in the letter dated April 12, 1999 to which this Exhibit C is attached), and no full-time employment outside the company during Severance.

(c) If Severance begins after 2/00, annual tranche award of 180,000E NQSO shares may have been granted in 2/00. Additionally, if Severance begins after 2/01, annual tranche award of 180,000E NQSO shares may have been granted in 2/01.

(d) Assumes AXP stock price has been at least 50% above exercise price for 10 consecutive trading days during the option term.

(e)  Shares forfeited because of voluntary resignation prior to 4/30/01.

                                                                    4/12/99
                                                                  Exhibit C
                                                                Page 3 of 4


             H. GOLUB: LONG-TERM INCENTIVE AWARDS VESTING UNDER
           SEVERAL HYPOTHETICAL EMPLOYMENT TERMINATION SCENARIOS
       (subject to required approvals, governing plans and documents)
          (assumes continuous employment through termination date)

RSA AWARD
                                                      Vesting Schedule              Scenario 1: Voluntary
                                                       Based on Time,              Employment Termination
                                                        Ignoring Age               on 4/30/99, at Age 62 (a)
                                                ---------------------------- ---------------------------------
   Grant Date           Price         # Shares                                     # Shares            # Shares
   (mo./yr.)          at Grant         Granted        Date         # Shares          Vested           Forfeited
   ----------        ---------         -------        ----         --------         -------           ---------
      2/96            $46.250           35,000        2/98           17,500          17,500              0
                                                      2/00           17,500          17,500              0

                      Totals:           35,000         NA            35,000          35,000              0
                      =======           ======     ========          ======          ======           =========




                                                       Scenario 2: Employment
                                                         Termination Between             Scenario 3: Employment
                                                         5/1/01 and 4/30/02,            Termination on 5/1/02 or
                                                         at Age 62 to 63 (a)         Later, at Age 63 or Later (a)
                                                      --------------------------     -----------------------------
   Grant Date           Price         # Shares        # Shares          # Shares        # Shares          # Shares
   (mo./yr.)          at Grant         Granted          Vested         Forfeited          Vested         Forfeited
   ---------          --------        --------        --------         ---------        --------         ---------
      2/96            $46.250          35,000           17,500              0             17,500              0
                                                        17,500              0             17,500              0

                      Totals:          35,000           35,000              0             35,000              0
                      =======        ========         ========         =========        ========         =========



PORTFOLIO GRANT AWARDS


                                                      Vesting Schedule       Scenario 1: Voluntary
                                                        Based on Time,      Employment Termination
                                                        Ignoring Age       on 4/30/01, at Age 62 (a)
                                                      ---------------- ------------------------------
    Grant Date                           Target           Vesting      Target Value      Target Value
    (mo./yr.)         Program            Value              Date          Payable          Forfeited
    ---------         -------         -----------         -------      ------------      ------------
    2/97              PG-VIII         $1,000,000            3/00        $1,000,000           $0
    2/98               PG-IX          $1,000,000            3/01        $1,000,000           $0
    2/99               PG-X           $1,000,000            9/03        $1,000,000           $0
    2/99             Trans. PG        $1,000,000            9/02        $1,000,000           $0
    2/00(b)            PG-XI          $1,000,000E           9/04        $1,000,000E          $0
    2/01(b)           PG-XII          $1,000,000E           9/05        $1,000,000E          $0

                      Totals:         $6,000,000E            NA         $6,000,000E          $0
                      =======         ===========         =======      ============      ===========



                                                 Scenario 2: Employment
                                                   Termination Between               Scenario 3: Employment
                                                   5/1/01 and 4/30/02,               Termination on 5/1/02
                                                   at Age 62 to 63 (a)            Later, at Age 63 or Later (a)
                                              ----------------------------      -------------------------------
  Grant Date                       Target       Target Value     Target Value      Target Value    Target Value
  (mo./yr.)       Program           Value          Payable        Forfeited          Payable        Forfeited
  ---------       -------      ----------       ------------     ------------     -------------    ------------
    2/97           PG-VIII     $1,000,000       $1,000,000           $0            $1,000,000            $0
    2/98            PG-IX      $1,000,000       $1,000,000           $0            $1,000,000            $0
    2/99            PG-X       $1,000,000       $1,000,000           $0            $1,000,000            $0
    2/99          Trans. PG    $1,000,000       $1,000,000           $0            $1,000,000            $0
    2/00(b)         PG-XI      $1,000,000E      $1,000,000E          $0            $1,000,000E           $0
    2/01(b)        PG-XII      $1,000,000E      $1,000,000E          $0            $1,000,000E           $0

                   Totals:     $6,000,000       $6,000,000E          $0            $6,000,000E           $0
                  ========     ==========       ============     ===========       ============    ============



(a) Reflects retirement provisions for employment termination at age 62 or later with 10 or more years of service, and no Detrimental Conduct.

(b) Reflects possible future grants, but no decisions have been made concerning succession, future compensation or related matters.

                                                                    4/12/99
                                                                  Exhibit C
                                                                Page 4 of 4

             H. GOLUB: LONG-TERM INCENTIVE AWARDS VESTING UNDER
           SEVERAL HYPOTHETICAL EMPLOYMENT TERMINATION SCENARIOS
       (subject to required approvals, governing plans and documents)
          (assumes continuous employment through termination date)

RSA AWARD

                                                        Vesting Schedule             Scenario 4: Voluntary
                                                         Based on Time,             Employment Termination
                                                          Ignoring Age              on 4/30/99, at Age 60 (a)
                                                   ---------------------------- ---------------------------------
   Grant Date         Price          # Shares                                     # Shares          # Shares
   (mo./yr.)         at Grant         Granted          Date       # Shares          Vested         Forfeited
   ---------         --------        --------          ----       --------        --------         ---------
      2/96            $46.250          35,000          2/98         17,500          17,500              0
                                                       2/00         17,500          17,500              0

                      Totals:          35,000           NA          35,000          35,000              0
                      =======        ========         =====       ========        ========         =========




                                                          Scenario 5: Employment
                                                        Termination with Severance
                                                        Beginning After 4/30/99 and
                                                            Prior to 4/30/01 (b)
                                                    ----------------------------------
   Grant Date         Price          # Shares         # Shares         # Shares
    (mo./yr.)        at Grant         Granted           Vested         Forfeited
    ---------        --------         -------         --------         ---------
        2/96          $46.250          35,000           17,500              0
                                                        17,500              0

                      Totals:          35,000           35,000              0
                      =======          ======         ========         ========


PORTFOLIO GRANT AWARDS

                                                       Vesting Schedule              Scenario 4: Voluntary
                                                        Based on Time,               Employment Termination
                                                         Ignoring Age               on 4/30/99, at Age 60 (a)
                                                     -------------------          -----------------------------
  Grant Date                               Target                                 Target Value     Target Value
  (mo./yr.)           Program               Value         Vesting Date               Payable         Forfeited
  ---------           -------          ----------         ------------            ------------     ------------
    2/97              PG-VIII          $1,000,000             3/00                   $888,900         $111,100
    2/98               PG-IX           $1,000,000             3/01                   $722,200         $277,800
    2/99                PG-X           $1,000,000             9/03                   $500,000         $500,000
    2/99             Trans. PG         $1,000,000             9/02                   $500,000         $500,000

                      Totals:          $4,000,000              NA                  $2,611,100       $1,388,900
                      =======          ==========          ===========            ============     ============





                                                       Scenario 5: Employment
                                                      Termination with Severance
                                                     Beginning After 4/30/99 and
                                                        Prior to 4/30/01 (b)(c)
                                                 ----------------------------------
    Grant Date                             Target     Target Value     Target Value
     (mo./yr.)        Program               Value       Payable         Forfeited
     ---------        -------          ----------     ------------     ------------
    2/97              PG-VIII          $1,000,000      $1,000,000           $0
    2/98               PG-IX           $1,000,000      $1,000,000           $0
    2/99                PG-X           $1,000,000      $1,000,000           $0
    2/99             Trans. PG         $1,000,000      $1,000,000           $0

                      Totals:          $4,000,000      $4,000,000           $0
                      =======          ==========      ===========     ===========



(a) Reflects retirement provisions for employment termination at age 60 or later with 10 or more years of service, and no Detrimental Conduct.

(b) Reflects retirement provisions for employment termination at age 62 or later with 10 or more years of service, and no Detrimental Conduct; reflects arrangements under the Senior Executive Severance Policy and Plan, and no full-time employment outside the company during Severance.

(c) If Severance begins after 2/00, annual tranche award of $1,000,000E PG-XI Target Value may have been granted in 2/00. Additionally, if Severance begins after 2/01, annual tranche award of $1,000,000E PG-XII Target Value may have been granted in 2/01.